                                                                   EXHIBIT 10.27


                             SUBSCRIPTION AGREEMENT


          SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Salix Pharmaceuticals, Ltd., a British Virgin Islands corporation (the "Company"), and the undersigned (the "Subscriber").

                                  WITNESSETH:

          WHEREAS, the Company is offering in a private placement to accredited investors (the "Offering") up to 2,250,000 shares of its common stock, no par value per share (the "Common Stock"), at a price equal to $6.25, and warrants to purchase shares of Common Stock equal to ten percent (10%) of the total number of shares sold to the Subscriber in the Offering at an exercise price per share equal to $9.72 (the "Warrants"). The Warrants are issued for a five (5) year period and are subject to be called if the last price of the Company's Common Stock is at a level twice the closing price for any ten (10) consecutive trading day period during the term of the Warrant. The shares of Common Stock and Warrants offered hereby are sometimes referred to as the "Securities;"

          WHEREAS, the Subscriber desires to purchase that number of Securities set forth on the signature page hereof on the terms and conditions hereinafter set forth;

          WHEREAS, the Company has engaged Leerink Swann & Company (the "Placement Agent") as placement agent for the Offering on a "best-efforts" basis; and

          NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

I.  SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY SUBSCRIBER
    -------------------------------------------------------------

          1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such Securities as is set forth upon the signature page hereof and the Company agrees to sell such Securities to the Subscriber for said purchase price. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to Leerink Swann & Company, Escrow Agent for Salix Pharmaceuticals, Ltd. contemporaneously with the execution and delivery of this Agreement by the Subscriber. All wires should be sent to:

          BBK:           Citizens Bank
                         1 Citizens Drive
                         Riverside, RI 02915

          ABA:           011500120

          Beneficiary:   Leerink Swann & Company, Escrow Agent for Salix
                         Pharmaceuticals, Ltd.

          Beneficiary Account:  110953 558 6

          Certificates for the shares of Common Stock and the Warrants will be delivered by the Company to the Subscriber promptly following the Closing (as herein defined).

          1.2 The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) the Company remains an early stage business with a limited operating history and may require funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; and (v) in the event of a disposition, the Subscriber could sustain the loss of its entire investment.

          1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by the responses to the questions contained in Section VII hereof, and that the Subscriber is able to bear the economic risk and illiquidity of an investment in the Securities.

          1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or that the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors to evaluate the merits and risks of such an investment on the Subscriber's behalf; (ii) the Subscriber recognizes the highly speculative nature of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk and illiquidity which the Subscriber assumes by investing in the Securities.

          1.5 The Subscriber (i) hereby acknowledges receipt and careful review of the Memorandum dated October 30, 2000 (the "Memorandum"), and to the extent that specific filings of the Company with the SEC (as herein defined) under the Act or the Exchange Act (as herein defined) and exhibits thereto have not been specifically included in such package, the Subscriber hereby acknowledges that it has had a reasonable opportunity to review such filings on the SEC's EDGAR database or otherwise (the Memorandum and all of the foregoing filings and exhibits of the Company are referred to herein as the "Offering Package"); (ii) hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know; (iii) has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering; and (iv) has received any additional information which the Subscriber has requested.

          1.6  (a)   In making the decision to invest in the Securities, the
Subscriber has relied solely upon the information provided by the Company in the Offering Package. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this

Agreement and its purchase of the Securities hereunder. The Subscriber acknowledges and agrees that the Placement Agent has not supplied any information for inclusion in the Offering Package other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Offering Package relating to the Placement Agent, that the Placement Agent has no responsibility for the accuracy or completeness of the Offering Package and that the Subscriber has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agent.

               (b) The Subscriber covenants that (i) the Subscriber was contacted regarding the sale of the Securities by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

          1.7 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") because of the Company's representations that this Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 3(b), 4(2) and 4(6) thereof and Regulation D promulgated under the Act. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available.

          1.8 The Subscriber understands that none of the Securities have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber's own account for investment and not with a view toward the resale or distribution thereof to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Securities. The Subscriber understands that Rule 144 promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

          1.9 The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any state securities or "blue sky" laws other than as set forth in Section V. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws").

          1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities indicating that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records and issue "stop transfer" instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.

          1.11 The Subscriber understands that the Company will review this Agreement and, if such Subscriber is an individual, hereby gives authority to the Company to call Subscriber's bank or place of employment (in a call in which the Placement Agent participates) or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for Securities and to close the Offering to the Subscriber at any time.

          1.12 The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

          1.13 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities subscribed for hereby. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

          1.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity, then (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          1.15 The Subscriber acknowledges that if he or she is a registered representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in
Section 7.4 below.

          1.16 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

          1.17 The Subscriber acknowledges that (a) the Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (b) the Company shall pay the Placement Agent a commission and reimburse the Placement Agent's expenses in accordance with the Placement Agency Agreement (as defined in Section 5.1(c) below), and the Company shall indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder and (c) registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or its designees who participate in the Offering and sale of the securities sold in the Offering) will be paid a portion of the commissions paid to the Placement Agent including a portion of the Placement Warrants (as defined in Section 5.1(c) below).

          1.18 The Subscriber, whose name appears on the signature line below, shall be the beneficial owner of the Securities for which such Subscriber subscribes.

          1.19 The Subscriber agrees that from the time the Subscriber first received the Offering Package until a point in time equal to the earlier of (i) the date that the Registration Statement (as defined in Section 5.2(a)) is declared effective by the SEC or (ii) four months from the date of the Offering Package, the Subscriber has not and shall not, directly or indirectly, through related parties, affiliates or otherwise, (A) sell "short" or "short against the box" (as those terms are generally understood) any equity security of the Company or (B) otherwise engage in any transaction that involves hedging of the Subscriber's position in any equity security of the Company.

II.  REPRESENTATIONS BY THE COMPANY
     ------------------------------

     The Company hereby represents and warrants to the Subscriber that:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has full corporate power and lawful authority to conduct its business as described in the Offering Package. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of North Carolina and in each jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Offering Package, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects or financial condition of the Company other than North Carolina, where the Company will be so qualified prior to the Closing (as defined in Section 3.2).

          2.2  Capitalization and Voting Rights.  The authorized, issued and
               --------------------------------
outstanding capital stock of the Company is as set forth in the Offering Package; all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in the Offering Package, there are no outstanding options, warrants, agreements, commitments, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company nor are there any agreements, promises or commitments to issue any of the foregoing, or discussions concerning same. Except as set forth in the Offering Package, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Securities pursuant to the Company's Memorandum of Association and Articles of Association or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

          2.3  Authorization; Enforceability. The Company has all corporate
               -----------------------------
right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities have been duly and validly authorized and, upon the issuance and delivery thereof and payment therefor as contemplated by this Agreement, will be free and clear of liens, duly and validly authorized and issued, fully paid and nonassessable. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

          2.4  No Conflict; Governmental Consents.
               ----------------------------------

          (a) The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby and the offer and sale of the Securities will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Memorandum of Association and Articles of Association of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

          (b) No consent, waiver, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issuance and sale of the Securities, except such filings as may be required to be made, and which shall have been made at or prior to the required time, with the SEC, the NASD and the Toronto Stock Exchange and/or the National Association of Securities Dealers Automated Quotation System SmallCap Market ("Nasdaq"), and with any state or foreign blue sky or securities regulatory authority.

          2.5   Licenses.  Except as may be set forth in the Offering Package,
                --------
the Company has all licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith, except for any licenses, permits or other governmental authorizations which would not materially adversely affect the business, property, financial condition, results of operations or prospects of the Company.

          2.6   Litigation.  The Company knows of no pending or threatened legal
                ----------
or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition, results of operations or prospects of the Company.

          2.7   Accuracy of Reports.  All reports required to be filed by the
                -------------------
Company within the three years prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly and timely filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          2.8   Accuracy of Offering Package.  No information set forth in the
                ----------------------------
Offering Package contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          2.9   Investment Company. The Company is not an "investment company"
                ------------------
within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

          2.10  Listing. The Company has filed an application for listing with
                -------
the Nasdaq SmallCap Market and the American Stock Exchange and hereby represents and warrants to the Placement Agent and the Subscriber that it will take any other necessary action in accordance with the rules of the Nasdaq SmallCap Market or the American Stock Exchange to enable the Common Stock (and the Common Stock issuable upon exercise of the Warrants, including the Warrants as defined in Section 5.1 (c)) to trade on either of such exchanges.

          2.11  No Material Adverse Change.  Since the filing of the Company's
                --------------------------
most recent Quarterly Report on Form 10-Q, (i) there has not been any material adverse change (financial or otherwise) in the assets, properties, financial condition, operating results or business of the Company, and (ii) there has been no event or condition of any character that might have a material adverse effect (financial or otherwise) in the assets, properties, financial condition, operating results or business of the Company.

          2.12  Financial Statements.  The financial statements included in the
                --------------------
Company's most recent Annual Report on Form 10-K405/A for the fiscal year ended December 31, 1999 and all other reports filed by the Company pursuant to the Exchange Act since the filing of such

Annual Report on Form 10-K405/A and prior to the date hereof (collectively, the "SEC Filings") present fairly and accurately in all material respects the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, to the Company's knowledge, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

          2.13  Compliance with Laws.  Neither the Company nor, to the Company's
                --------------------
knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Act) in connection with the offer or sale of the Securities. Neither the Company nor any of its Affiliates, nor, to the Company's knowledge, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Act.


III.  TERMS OF SUBSCRIPTION
      ---------------------

          3.1 The Offering is for up to 2,250,000 shares of Common Stock and Warrants. The Securities are offered on a "best efforts" basis.

          3.2 Upon the mutual consent of the Company and the Placement Agent, this Offering may close (the "Closing") prior to the sale of all 2,250,000 shares of Common Stock and there is no assurance that all 2,250,000 shares of Common Stock will be sold. The Closing shall occur no later than January 31, 2001, subject to change at the discretion of the Company and the Placement Agent (the "Closing Date"). The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable as provided in Section 1.1.

          3.3 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto.

          3.4 The Subscriber hereby authorizes and directs the Company to return any funds related to unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.


IV.  CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS AND THE COMPANY
     ------------------------------------------------------------

          4.1 The Subscribers' obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

          (a)  Representations and Warranties. The representations and
               ------------------------------
warranties made by the Company in Section II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

          (b)  Covenants. All covenants, agreements and conditions contained in
               ---------
this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

          (c)  No Legal Order Pending. There shall not then be in effect any
               ----------------------
legal or other order enjoining or restraining the transactions contemplated by this Agreement.

          (d)  No Law Prohibiting or Restricting Such Sale. There shall not be
               -------------------------------------------
in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Securities which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).

          (e)  Legal Opinion. Upon the Closing, counsel to the Company shall
               -------------
have delivered to the Placement Agent for the benefit of the Subscribers a legal opinion with respect to such legal matters relating to this Agreement and the Offering Package as the Placement Agent may reasonably require.

          4.2 The Company's obligation to sell the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

          (a)  Acknowledgements, Representations and Warranties.  The
               ------------------------------------------------
acknowledgements, representations and warranties made by the Subscriber in
Section I hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. If any such representations, warranties or acknowledgements shall not be true and accurate in any respect prior to the Closing, the undersigned shall give immediate written notice of such fact to the Company, to the Placement Agent, and to his representatives, if any, specifying which representations, warranties or acknowledgements are not true and accurate and the reason therefor.

          (b)  Covenants.  All covenants, agreements and conditions contained in
               ---------
this Agreement to be performed by the Subscriber on or prior to such purchase shall have been performed or complied with in all material respects.

          (c)  No Legal Order Pending.  There shall not then be in effect any
               ----------------------
legal or other order enjoining or restraining the transactions contemplated by this Agreement.

          (d) No Law Prohibiting or Restricting Such Sale.  There shall not be
              -------------------------------------------
in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Securities which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).



V.  REGISTRATION RIGHTS
    -------------------

          5.1 As used in this Agreement, the following terms shall have the following meanings:

                (a) "Affiliate" shall mean, with respect to any Person (as
                     ---------
defined below), any other Person controlling, controlled by, or under direct or indirect common control with, such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                (b) "Business Day" shall mean a day, Monday through Friday, on
                     ------------
which banks are generally open for business in each of New York, New York; Boston, Massachusetts; and Raleigh, North Carolina.

                (c) "Holders" shall mean the Subscriber and any person holding
                     -------
Registrable Securities as defined below (including the Registrable Securities underlying the warrants to be issued to the Placement Agent (the "Placement Warrants") to be granted to the Placement Agent and/or their designees pursuant to the engagement letter between the Company and the Placement Agent (the "Placement Agency Agreement")), a holder of the Placement Warrants, or any person to whom the rights under Section V have been transferred in accordance with Section 5.10 hereof, and who, if known by the Company, shall be specifically named by the Company as selling stockholders in the Registration Statement (as defined below).

                (d) "Person" shall mean any person, individual, corporation,
                     ------
limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                (e) The terms "register," "registered" and "registration" refer
                               --------    ----------       ------------
to the registration effected by preparing and filing with the SEC a registration statement in compliance with the Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

                (f) "Registrable Securities" shall mean (i) the Common Stock
                     ----------------------
(ii) the shares of Common Stock issuable upon the exercise of the Warrants, and
(iii) shares of Common Stock issuable upon the exercise of the Placement Warrants; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC,
(B) and all other otherwise Registrable Securities held by one person have not been, or are not all eligible to be immediately, sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) are held by a Holder or a permitted transferee pursuant to Section 5.10.

                (g) "Registration Expenses" shall mean all expenses incurred by
                     ---------------------
the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the aggregate fees of legal counsel for all Holders).

                (h) "Registration Statement" shall have the meaning ascribed to
                     ----------------------
such term in Section 5.2 (a).

                (i) "Registration Period" shall have the meaning ascribed to
                     -------------------
such term in Section 5.4 (a).

                (j) "Selling Expenses" shall mean all underwriting discounts and
                     ----------------
selling commissions applicable to the sale of Registrable Securities and the aggregate fees and expenses of legal counsel for all Holders.

          5.2 (a) The Company shall, as soon as practicable, but not later than thirty (30) business days after the Closing Date (the "Filing Date"), (i) use its best efforts to file with the SEC a registration statement (the "Registration Statement") with respect to the resale of the Registerable Securities and use its best efforts to have such Registration Statement declared effective by the SEC as soon thereafter as is practical and (ii) cause such Registration Statement to remain effective for the Registration Period.

                (b) If, within 30 days from the Closing, the Company has not filed a Registration Statement for the Shares with the SEC, or, within 120 days from Closing, the Shares are not freely trading on a U.S. stock market or exchange, then the Company shall pay to each Subscriber, in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price previously paid by such Subscriber for Securities for the first 30 day period thereafter, and 2% for each successive 30 day period thereafter during which both of the above-stated conditions are not met; provided, however, such
                                                 --------  -------
Subscriber shall not be entitled to such cash payment if and to the extent that such delays are the result of the failure of such Subscriber to provide the Company with written information necessary to complete the Registration Statement by the Filing Date.

          5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

          5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

                (a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Holders reasonably request the Company to obtain, continuously effective as to all Registrable Securities until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder with respect to such Registrable Securities shall expire, at such time as the Holder may sell all Registrable Securities then held by such Holder under Rule 144 under the Act in a three-month period, but this sentence shall not relieve the Company of any obligation to comply with this Section V as to any shares of Common Stock issuable upon exercise of the Placement Warrants;

                (b) advise the Holders (or in the case of (ii) below, to advise the Placement Agent):

                    (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                    (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                    (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (v) subject to the limitations set forth in Section 5.7(b)(ii) hereof, of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (excluding those incorporated by reference) in the form filed with the SEC;

                (e) during the Registration Period, deliver to each Holder, without charge, a reasonable number of copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus and any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto;

                (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) a copy of the full Registration Statement (excluding exhibits); (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (C); and (iii) such other documents as may be reasonably requested.

                (g) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for the offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                (i) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                (j) use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

           5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

           5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been sought pursuant to this Agreement, against all claims, losses, expenses, costs, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act or the Exchange Act, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or underwriter and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in Section 5.7 hereof, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) of the Act or in the prospectus subject to completion under Rule 434 of the Act, which together meet the requirements of
Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage. Notwithstanding any provision herein to the contrary, the Company shall reimburse each Holder, upon such Holder's demand, for all reasonably necessary expenses and costs which are incurred by such Holder as a result of the indemnification claims described in this Section 5.6(a). Such demand may be made from time to time prior to resolution of the claim. In no event shall the Company be liable for the expenses and costs of more than one attorney on behalf of the Holders unless in the reasonable judgement of a Holder, based upon written advice of its counsel, a conflict of interest exists between the Holders with respect to such claims, in which case the Company shall reimburse the Holders for additional attorneys.

           (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company and each underwriter of the Registrable Securities within the meaning of Section 15 of the Act, against all claims, losses, expenses, costs, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company and each underwriter of the Registrable Securities for reasonable legal and any other expenses or costs reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus or offering circular was not made available to the Holder and such current copy of the prospectus or offering circular would have cured the defect giving rise to such loss, claim, expense, costs, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, expenses, costs, damages or liabilities in excess of the proceeds received by such Holder in that offering, except in the event of fraud by such Holder.

           (c) Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense with its own counsel at such Indemnified Party's expense unless the named parties to any proceeding covered hereby (including any impleaded parties) include both the Company or any others the Company may designate and one or more Indemnified Persons, and representation of the Indemnified Persons and such other parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

           (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, cost or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, cost or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage, cost or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied or which should have been supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       5.7 (a) Subject to the limitations set forth in Section 5.7(b)(ii) below, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

           (b) Any Holder which owns five percent (5%) or more (and with respect to 5.7(b)(ii), "any Holder") of the Company's outstanding Common Stock shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section
5.2 during (i) any period not to exceed one 120-day period within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed two 45-day periods within any twelve month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

           (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder, the securities of the Company owned beneficially or of record by such Holder and the distribution proposed by such Holder as the Company may request in writing because it is required in connection with any registration, qualification or compliance referred to in this Section V.

           (d) With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section V, each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied.

           (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

           (f) Each Holder shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

           (g) At the end of the Registration Period, the Holders of Registrable Securities included in the Registration Statement and the shares underlying the Placement Warrants shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold.

       5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

           (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

           (b) to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

           (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, and a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

       5.9 With the written consent of the Company and the Holders holding at a majority of the Registerable Securities that are then outstanding, any provision of this Section V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

       5.10 The rights and obligations of the Holders under this Section V may not be assigned or transferred to or assumed by any transferee or assignee except (i) to a transferee that acquires at least 20% of such Holder's Registerable Securities or (ii) to an Affiliate or limited or general partner of a Holder; provided that such transfer was not in violation of this Agreement or the Securities Laws.

VI.  MISCELLANEOUS
     -------------

       6.1 Any notice or other communication given hereunder shall be deemed sufficient in writing and sent by (a) telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received); or (b) registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to Salix Pharmaceuticals, Ltd., 3801 Wake Forest Road, Suite 205, Raleigh, NC 27609, Facsimile: (919) 788-8611, Attention: Robert P. Ruscher, with a copy to Leerink Swann & Company, 60 State Street, 15th Floor, Boston, MA 02019, Facsimile (617) 918-4724, Attention: Stuart R. Barich. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

       6.2 Except as set forth in Section 5.9, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

       6.3 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject to acceptance by the Company and the Placement Agent; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

       6.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

       6.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

       6.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

       6.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

       6.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

       6.9 The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

       6.10 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the holders of Registrable Securities.

       6.11 Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE
     -----------------------------------

         7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS
SECTION VII WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A__   The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                             Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B__   The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C__   The undersigned is a director or executive officer of the
               Company.

Category D__   The undersigned is a bank; a savings and loan association;
               insurance company; registered investment company; registered business development company; licensed small business investment company or "SBIC"; or employee benefit plan within the meaning of Title 1 of Employee Retirement Income Security Act or "ERISA" and
               (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self-directed plan with investment decisions made solely by persons that are accredited investors.


                      __________________________________________________

                      __________________________________________________
                                       (describe entity)

Category E__   The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

                       __________________________________________________

                       __________________________________________________
                                       (describe entity)


Category F__   The undersigned is either a corporation, partnership,
               Massachusetts business trust, or nonprofit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

                       __________________________________________________

                       __________________________________________________
                                       (describe entity)


Category G__   The undersigned is a trust with total assets in excess of
               $5,000,000, not formed for the specific purpose of acquiring the Securities where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii) under the Act.

Category H__   The undersigned hereby certifies that it is an accredited
               investor because all of its equity owners are accredited investors. The Company, in its sole discretion, may request information regarding the basis on which such equity owners are accredited.

Category I__   The undersigned hereby certifies that it is an accredited
               investor because it has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities.

Category J__   The undersigned is not within any of the categories above and is therefore not an accredited investor.

The Company will notify a prospective Subscriber whether such Subscriber is eligible to purchase Securities pursuant to this Agreement (and the Company, in its sole discretion, retains the right to accept or reject all such purchases). The undersigned agrees that it will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

         7.2   SUITABILITY (please answer each question)
               -----------

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


(c)  For all Subscribers, please list types of prior investments:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


(d) For all Subscribers, please state whether you have participated in other private placements before:

                         YES_______      NO_______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:
                            ------------------

                                                             Biotechnology,
                                                             Pharmaceutical and
                               Public           Private      Other Life Science
                               Companies        Companies    Companies *
                               ---------        ---------    -----------

     Frequently                _________        _________    _________
     Occasionally              _________        _________    _________
     Never                     _________        _________    _________

     *indicate how many companies, whether public or private, are in the biotechnology, pharmaceutical or other life sciences sectors.

(f) For an individual Subscriber, do you expect your current level of income to significantly decrease in the foreseeable future?

                         YES_______      NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

                         YES_______      NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

                         YES_______      NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                         YES_______      NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                         YES_______      NO_______


         7.3   MANNER IN WHICH TITLE IS TO BE HELD. (circle one)
               -----------------------------------

               (a)  Individual Ownership
               (b)  Community Property
               (c)  Joint Tenant with Right of
                    Survivorship (both parties
                    must sign)
               (d)  Partnership*
               (e)  Tenants in Common
               (f)  Company*
               (g)  Trust*
               (h)  Other

     *If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

         7.4   NASD AFFILIATION.
               ----------------

Are you affiliated or associated with an NASD member firm (please check one)?

                     YES _________    NO __________

If Yes, please describe:**

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

     **If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

         The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

                   _____________________________________
                   Name of NASD Member Firm

                   By: _________________________________
                         Authorized Officer - Signature

                       _________________________________
                       Authorized Officer - Printed Name

                   Date: ____________________________ , 2000



         7.5   COMPANY RELIANCE ON THIS QUESTIONNAIRE
               --------------------------------------

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Section VII and such answers have been provided under the assumption that the Company and its counsel will rely on them.

SIGNATURE PAGE                         Date Signed: __________ , 2000
--------------

Number of shares:                                _______________________

Multiplied by Offering Price per share:     x   $_______________________

Equals subscription amount:                 =   $_______________________

Warrants (multiply the number of shares by 10%): _______________________


____________________________      ______________________________
Signature                         Second Signature (if purchasing jointly)

____________________________      ______________________________
Printed Name                      Printed Second Name

____________________________      ______________________________
Entity Name                       Entity Name

____________________________      ______________________________
Address                           Address

____________________________      ______________________________
City, State and Zip Code          City, State and Zip Code

____________________________      ______________________________
Telephone-Business                Telephone--Business

____________________________      ______________________________
Facsimile-Business                Facsimile--Business

____________________________      ______________________________
Tax ID # or Social Security #     Tax ID # or Social Security #

Name in which securities should be issued:  _________________________________

Check "YES" if you would like the securities to be delivered to your account with Leerink Swann & Company or "NO" if you would like the securities to be delivered to your address as set forth above.

                               YES _____ NO  _____

This Subscription Agreement is agreed to and accepted as of ____________, 2000.

                              SALIX PHARMACEUTICALS, LTD.

                              By:

                              __________________________
                              Name: Robert P. Ruscher
                              Title:  President and Chief Executive Officer

                           CERTIFICATE OF SIGNATORY

     (To be completed if Securities are being subscribed for by an entity)


          I,______________________________, am the____________________________

of _____________________________________________ (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this___ day of ____, 2000.


                              _______________________________________
                                            (Signature)

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
                                                                ----------
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN
---
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                           SALIX PHARMACEUTICALS, LTD.

                                     WARRANT
                                     -------

Warrant No.[_]                                         Dated: November  9, 2000


     Salix Pharmaceuticals, Ltd., a British Virgin Islands corporation (the "Company"), hereby certifies that, for value received, [__________________] or
 -------
its registered assigns ("Holder"), is entitled, subject to the terms set forth
                         ------
below, to purchase from the Company up to a total of ___________ shares of common stock, no par value per share (the "Common Stock"), of the Company (each
                                           ------------
such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an
               -------------                            --------------
exercise price equal to $9.72 per share (as adjusted from time to time as provided in Section 7, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including November 8, 2005 (the "Expiration Date"), and subject to the following terms and conditions.
 ---------------

           1.  Registration of Warrant. The Company shall register this
               -----------------------
Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time.
 ----------------
The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

           2.  Registration of Transfers and Exchanges.
               ---------------------------------------
               (a) Subject to compliance with applicable securities laws, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in Section 10. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"),
                                                                 -----------
evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

               (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice set forth in
Section 10, for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

           3.  Duration and Exercise of Warrants.
               ---------------------------------
               (a)  This Warrant shall be exercisable  by the  registered
Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

               (b)  Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 10 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five (5) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall
                              --------------
have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

               A "Date of Exercise" means the date on which the Company shall
                  ----------------
have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

               (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares, such portion to be not less than 100 Warrant Shares and any amount in excess of 100 Warrant Shares shall be in 100 share increments. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

           4.  Payment of Taxes. The Company will pay all documentary stamp
               ----------------
taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

           5.  Replacement of Warrant. If this Warrant is mutilated, lost,
               ----------------------
stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

           6.  Reservation of Warrant Shares. The Company covenants that it will
               -----------------------------
at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

           7.  Certain Adjustments. The Exercise Price and number of Warrant
               -------------------
Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately, and shall apply to successive subdivisions and combinations.

               (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 7(b) upon any exercise following any such reclassification or share exchange.

               (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 7(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

               (d) In case of any (1) merger or consolidation of the Company with or into another Person where the Company is not the surviving entity, or
(2) sale by the Company of all or substantially all of the assets of the Company (on a book value basis) in one or a series of related transactions, the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sale would have been entitled or (B) in the case of a merger or consolidation, (x) require the surviving entity to issue common stock purchase warrants equal to the number Warrant Shares to which this Warrant then permits, which newly issued warrant shall be identical to this Warrant, and (y) simultaneously with the issuance of such warrant, shall have the right to exercise such warrant only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (B), the exercise price for such new warrant shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Exercise Price of this Warrant immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

               (e) For the purposes of this Section 7, the following clauses shall also be applicable:

                    (i)    Record  Date.  In case the Company shall take a
                           ------------
record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (ii)   Treasury Shares.  The number of shares of Common
                           ---------------
Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (f) All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

               (g) Whenever the Exercise Price is adjusted pursuant to Section 7(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

               (h)  If:

                    (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                    (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                    (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                    (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                    (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any
               --------  -------
defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

           8.  Payment of Exercise Price.  The Holder shall pay the Exercise
               -------------------------
Price in one of the following manners:

               (a)  Cash Exercise.  The Holder may deliver immediately available
                    -------------
funds; or

               (b)  Cashless Exercise.  The Holder may surrender this Warrant
                    -----------------
to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]
           where:
                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the number of Warrant Shares with respect to which this
                        Warrant is being exercised.

                    A = the average of the closing sale prices of the Common
                        Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                    B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

           9.  Fractional Shares. The Company shall not be required to issue or
               -----------------
cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

           10. Notices. Any and all notices or other communications or
               -------
deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 3801 Wake Forest Road, Suite 205, Raleigh, North Carolina 27609, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

           11. Warrant Agent. The Company shall serve as warrant agent under
               -------------
this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

           12. Optional Redemption.
               -------------------
               (a) This Warrant may be redeemed in whole during the Effectiveness

Period at the option of the Company, upon 45 days written notice to the Holder, at a price equal to $0.01 per Warrant Share (the "Redemption Price") if, and
                                                                     -------
only if, at the time notice of such redemption is given by the Company to the
-------
Holder as provided in Section 10 hereof, (i) the average Closing Price for the Common Stock for the ten (10) consecutive trading days immediately preceding the date that the redemption notice is given exceeds $16.90, and (ii) a registration statement covering the re-sale of the Warrant Shares filed under the Securities Act is effective or the Holder may sell all of the Warrant Shares in the public market in a three month period pursuant to Rule 144 under the Securities Act. For the purpose of the foregoing sentence, the term "Closing Price" shall mean, for any relevant day, the last sale price on that day as reported by the principal exchange or quotation system on which prices for the Common Stock are reported. On the redemption date the holders of record of redeemed Warrants shall be entitled to payment of the Redemption Price upon surrender of such redeemed Warrants to the Warrant Agent at the principal office of the Warrant Agent.

               (b) From and after the redemption date, all rights of the Holder (except the right to receive the Redemption Price) shall terminate, but only if
(i) on or before the redemption date the Company shall have irrevocably deposited with the Warrant Agent as paying agent a sufficient amount to pay on the redemption date the Redemption Price for all Warrants called for redemption, and (ii) the notice of redemption shall have stated the name and address of the Warrant Agent and the intention of the Company to deposit such amount with the Warrant Agent no later than one day prior to the redemption date.

               (c) If the Company fails to make a sufficient deposit with the Warrant Agent as provided above, the holder of any Warrants called for redemption may at the option of the Holder (a) by notice to the Company declare the notice of redemption a nullity as to such holder, or (b) maintain an action against the Company for the Redemption Price. If the Holder brings such an action, the Company will pay reasonable attorneys' fees of the Holder. If the Holder fails to bring an action against the Company for the Redemption Price within 60 days after the redemption date, the Holder shall be deemed to have elected to declare the notice of redemption to be a nullity and such notice shall be without any force or effect. Except as otherwise specifically provided in this provision, a notice of redemption, once mailed by the Company as provided herein, shall be irrevocable.

           13. Miscellaneous.
               -------------

              (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

               (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

               (c) The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware , without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

               (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

               (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                      SALIX PHARMACEUTICALS, LTD.

                                      By: _________________________________
                                          Name:      Adam C. Derbyshire
                                          Title:     Chief Financial Officer

FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To _________________:

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, no par value per share, of Salix Pharmaceuticals, Ltd. (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                            PLEASE INSERT SOCIAL SECURITY OR
                                            TAX IDENTIFICATION NUMBER

                                            _________________________________


_______________________________________________________________________________
                         (Please print name and address)




     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


_______________________________________________________________________________
                        (Please print name and address)

_______________________________________________________________________________

_______________________________________________________________________________


Dated: ___________, _________               Name of Holder:


                                            (Print)____________________________

                                            (By:)______________________________
                                            (Name:)
                                            (Title:)
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Salix Pharmaceuticals, Ltd. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Salix Pharmaceuticals, Ltd. with full power of substitution in the premises.

Dated: __________,__________




                                            ___________________________________
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant)


                                            ___________________________________
                                            Address of Transferee

                                            ___________________________________

                                            ___________________________________



In the presence of:

________________________________